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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 23, 1999



                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                   333-39127                 13-5674085
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



250 Vesey Street
World Financial Center, North Tower
New York, New York                                                 10281
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 449-1000

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


Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Merrill Lynch Mortgage Investors, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Home Equity Loan Asset Backed Certificates, Series 1999-1 (the "Certificates").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the years in the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998, and for the periods ended September 30, 1998 and September 30, 1997, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Securities and Exchange Commission on November 13, 1998) are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the prospectus; and (iii) the prospectus supplement for Banc One Financial Services Home Equity Loan Trust 1999-1, Home Equity Loan Asset Backed Certificates, Series 1999-1, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Class A Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Class A Certificates. The consent of KPMG is attached hereto as Exhibit 23.1


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*  Capitalized  terms used and not  otherwise  defined  herein  shall have the meanings assigned to them in the prospectus dated March 23, 1999 and the prospectus supplement dated March 23, 1999 (collectively, the "Prospectus"), of Merrill Lynch Mortgage Investors, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 1999-1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MERRILL LYNCH MORTGAGE INVESTORS,
                                            INC.



                                           By:      /s/ Michael M. McGovern
                                                    Name: Michael M. McGovern
                                                    Title: Secretary



Dated:  March 29, 1999


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Exhibit Index


Exhibit                                                                   Page

23.1              Consent of KPMG LLP

                                                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation:



         We consent to the incorporation by reference in the registration statement (No. 333-39127) of Merrill Lynch Mortgage Investors, Inc. (the "Registrant") and the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated March 25, 1999, of our report dated January 29, 1998 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997 which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 31, 1998 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                 /s/ KPMG LLP

New York, New York
March 25, 1999